UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021

The Crypto Company

(Exact name of registrant as specified in its charter)

Nevada	000-55726	46-4212105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23823 Malibu Road Suite 50477 Malibu, CA	90265
(Address of principal executive offices)	(Zip Code)

(424) 228-9955

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by The Crypto Company, Inc. (the “Company”) for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission (“SEC”) on April 12, 2021 (the “Original Form 8-K”) in connection with the Company’s acquisition of Blockchain Training Alliance, Inc. (“BTA”). As indicated in the Original Form 8-K, this Form 8-K/A is being filed to provide the information required by Item 9.01 of Form 8-K, which was not previously filed with the Original Form 8-K as permitted by the rules of the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Blockchain Training Alliance, Inc. audited financial statements, including the independent auditor’s report as of and for the years ended December 31, 2020 and 2019.
99.2	Unaudited pro forma condensed combined financial statements of The Crypto Company and Blockchain Training Alliance, Inc. as of December 31, 2020.

Forward-Looking Statements

Information in this Current Report on Form 8-K/A, together with the exhibits attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, any statements regarding the integration of the Company and BTA, the expected benefits and costs of the BTA acquisition; the Company’s plans relating to the acquisition; the future financial and accounting impact of the acquisition; and any statements of expectation or belief or assumptions underlying any of the foregoing. Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results and the timing of certain events to differ materially from the forward-looking statements, include, but are not limited to, the possibility that the expected costs and benefits of the acquisition may not materialize as expected; the possibility that preliminary financial reporting estimates and assumptions may prove to be incorrect; the failure of the Company to successfully integrate BTA’s business or realize synergies; conditions in the capital and financial markets, general economic conditions and other risks that are described in reports filed by the Company filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRYPTO COMPANY
Date: June 22, 2021
	By:	/s/ Ron Levy
	Name:	Ron Levy
	Title:	Chief Executive Officer, Interim Chief Financial Officer, Chief Operating Officer and Secretary